POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JULY 16, 2010 TO THE PROSPECTUS
DATED FEBRUARY 26, 2010 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares High Yield Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

The section titled "PowerShares Build America Bond Portfolio—Summary Information—Principal Risks of Investing in the Fund—Risk of Cash Transactions" is hereby deleted.

The section titled "Additional Information About the Funds' Strategies and Risks—Principal Risks of Investing in the Funds—Risk of Cash Transactions" is hereby deleted.

The section titled "Tax-Advantaged Structure of ETFs" is hereby deleted and replaced with the following:

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Funds' Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind, except PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio whose Shares are issued for cash and redeemed principally in-kind, in Creation Units at each day's next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

P-PS-PRO-STK-9 7/16/10

Please Retain This Supplement For Future Reference

POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JULY 16, 2010 TO THE STATEMENT OF
ADDITIONAL INFORMATION DATED FEBRUARY 26, 2010 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares High Yield Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

The fifth paragraph of the section titled "General Description of the Trust and the Funds" is hereby deleted and replaced with the following:

The Funds' Shares are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Fund Shares trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares (100,000 Shares with respect to PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares High Yield Corporate Bond Portfolio).

The first paragraph of the section titled "Creation and Redemption of Creation Unit Aggregations—Placement of Creation Orders Outside Clearing Process" is hereby deleted and replaced with the following:

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate and municipal securities) that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Units of the Fund does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of cash and/or securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 4:00 p.m., Eastern time, on the Settlement Date, which is generally the third Business Day following the Transmittal Date, for PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York

Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio and by no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio.

The fourth paragraph of the section titled "Creation and Redemption of Creation Unit Aggregations—Placement of Creation Orders Outside Clearing Process" is hereby deleted and replaced with the following:

With respect to PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, in accordance with each Fund's Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will allow the Fund to purchase the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Please Retain This Supplement For Future Reference

P-PS-SOAI-STK-3 7/16/10